                                                                  Exhibit 10.2

                                    SCRIPPS BANK
                               1995 STOCK OPTION PLAN


     1. PURPOSE. The Scripps Bank 1995 Stock Option Plan (the "PLAN") is established to attract, retain and reward persons providing services to Scripps Bank and any successor corporation thereto (collectively referred to as the "BANK"), and any present or future parent and/or subsidiary corporations of such corporation (all of whom along with the Bank being individually referred to as a "PARTICIPATING BANK" and collectively referred to as the "PARTICIPATING BANK GROUP"), and to motivate such persons to contribute to the growth and profits of the Participating Bank Group in the future. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "CODE").

     2.        ADMINISTRATION.

               (a) GENERAL. The Plan shall be administered by the Board of Directors of the Bank (the "BOARD") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All questions of interpretation of the Plan or of any options granted under the Plan (an "OPTION") shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option.

               (b) OPTIONS AUTHORIZED. Options may be either incentive stock options as defined in Section 422 of the Code ("INCENTIVE STOCK OPTIONS") or nonstatutory stock options.

               (c) AUTHORITY OF OFFICERS. Any officer of a Participating Bank shall have the authority to act on behalf of the Bank with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Bank herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

               (d) DISINTERESTED ADMINISTRATION. With respect to the participation in the Plan of employees who are also officers or directors of the Bank subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the Plan shall be administered by the Board in compliance with the "disinterested administration" requirement of Rule 16b-3, as promulgated under the Exchange Act and amended from time to time or any successor rule or regulation ("RULE 16b-3").

     3.        ELIGIBILITY.

               (a) ELIGIBLE PERSONS. Options may be granted only to directors and full-time salaried employees (including officers and directors who are also employees) of the Participating Bank Group. The Board shall, in its sole discretion, determine which persons shall be granted Options (an "OPTIONEE"). Eligible persons may be granted more than one (1) Option.

               (b) DIRECTORS SERVING ON COMMITTEE. If a committee of the Board has been established to administer the Plan in compliance with the "disinterested administration" requirement of Rule 16b-3, no member of such committee, while a member, shall be eligible to be granted an Option.

               (c) RESTRICTIONS ON OPTION GRANTS. A director of the Bank may be granted only a nonstatutory stock option unless the director is also an employee of the Bank. No Optionee may be granted options under this Plan which in the aggregate would exceed ten percent (10%) of the total number of outstanding shares of Common Stock of the Bank.

     4. SHARES SUBJECT TO OPTION. Options shall be for the purchase of shares of the authorized but unissued common stock of the Bank (the "STOCK"), subject to adjustment as provided in paragraph 10 below. The maximum number of shares of Stock which may be issued under the Plan shall be one hundred thousand (100,000) shares. In the event that any outstanding Option for any reason expires or is terminated or canceled and/or shares of Stock subject to repurchase are repurchased by the Bank, the shares allocable to the unexercised portion of such Option, or such repurchased shares, may again be subject to an Option grant.

     5. TIME FOR GRANTING OPTIONS. All Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Bank.

     6. TERMS, CONDITIONS AND FORM OF OPTIONS. Subject to the provisions of the Plan, the Board shall determine for each Option (which need not be identical) the number of shares of Stock for which the Option shall be granted, the exercise price of the Option, the timing and terms of exercisability and vesting of the Option, the time of expiration of the option, the effect of Optionee's termination of employment or service, whether the Option is to be treated as an Incentive Stock Option or as a nonstatutory stock option, the method for satisfaction of any tax withholding obligation arising in connection with an Option, including by withholding or delivery of shares of stock, and all other terms and conditions of the Option not inconsistent with the Plan.
Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish, which agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

               (a) EXERCISE PRICE. The exercise price for each Option shall be established in the sole discretion of the Board; provided, however, that (i) the exercise price per share shall be not less than the fair market value, as determined by the Board, of a share of Stock on the date of the granting of the Option, and (ii) no Option granted to an Optionee who at the time the Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Bank within the meaning of Section 422(b)(6) of the Code (a "TEN PERCENT OWNER OPTIONEE") shall have an exercise price per share less than one hundred ten percent (110%) of the fair market value, as determined by the Board, of a share of Stock on the date of the granting of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a nonstatutory stock option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of Section 424(a) of the Code.

               (b) EXERCISE PERIOD OF OPTIONS. The Board shall have the power to set, including by amendment of an Option, the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided, however, that (i) no Option shall be exercisable after the expiration of ten (10) years after the date such Option is granted, and (ii) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the date such Option is granted. Subject to the foregoing, an Option shall terminate upon the termination of the Optionee's employment by the Participating Bank Group or service as a director thereof as follows: (i) if Optionee's service is terminated due to death or disability within the meaning of Section 422(c) of the Code, the Option shall terminate between six (6) and twelve (12) months after Optionee's service is terminated, with the exact period to be determined by the Board, (ii) if Optionee's service is terminated "for cause," as defined below, the Option shall terminate immediately upon termination of Optionee's service, and (iii) if Optionee's service is terminated other than due to death or disability or for cause, the Option shall terminate between 30 and 90 days after Optionee's service is terminated, with the exact period to be determined by the Board. Notwithstanding the foregoing, in the event an Optionee's exercise of the Option (i) is prevented by law or (ii) would result in Optionee being subject to a suit under Section 16(b) of the Exchange Act, the Option exercise date shall be extended for a period, as determined by the Board, which would reasonably allow the Optionee to exercise the Option. Termination "for cause" shall mean discharge for (i) conviction of a felony, (ii) any material act of fraud, dishonesty or malfeasance, or (iii) willful improper disclosure of confidential information regarding a Participating Company.

               (c)       PAYMENT OF EXERCISE PRICE.

                         (i)       FORMS OF PAYMENT AUTHORIZED.  Payment of the
exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (1) in cash, by check, or cash equivalent, (2) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), or (3) by any combination thereof. The Board may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price and/or which otherwise restrict one (1) or more forms of consideration.

                         (ii)      ASSIGNMENT OF PROCEEDS OF SALE.  The Bank
reserves, at any and all times, the right, in the Bank's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedures for the exercise of Options by means of an assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon such exercise.

     7.        STANDARD FORMS OF STOCK OPTION AGREEMENT.

               (a) INCENTIVE STOCK OPTIONS. Unless otherwise provided for by the Board at the time an Option is granted, an Option designated as an "Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of incentive stock option agreement attached hereto as EXHIBIT A and incorporated herein by reference.

               (b) NONSTATUTORY STOCK OPTIONS. Unless otherwise provided for by the Board at the time an Option is granted, an Option designated as a "Nonstatutory Stock Option" shall comply with and be subject to the terms and conditions set forth in the forms of nonstatutory stock option agreement attached hereto as EXHIBIT B and incorporated herein by reference.

               (c) STANDARD TERM FOR OPTIONS. Except as provided in paragraph 6(b) or otherwise provided for by the Board in the grant of an Option, any Option granted hereunder shall be exercisable for a term of ten (10) years.

     8. AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to vary the terms of either of the standard forms of stock option agreement described in paragraph 7 above either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended standard form or forms of stock option agreement shall be in accordance with the terms of the Plan.

     9. FAIR MARKET VALUE LIMITATION. To the extent that the aggregate fair market value (determined at the time the Option is granted) of stock with respect to which Incentive Stock Options are exercisable by an Optionee for the first time during any calendar year (under all stock option plans of the Participating Bank Group, including the Plan) exceeds one hundred thousand dollars ($100,000), such options shall be treated as nonstatutory stock options. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted.

     10. EFFECT OF CHANGE IN STOCK SUBJECT TO PLAN. Appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan and to any outstanding Options and in the exercise price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Bank.

               In the event a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to a Transfer of Control (as defined below)) shares of another corporation (the "NEW SHARES"), the Bank may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price of the outstanding Options shall be adjusted in a fair and equitable manner.

     11. TRANSFER OF CONTROL. A "TRANSFER OF CONTROL" shall be deemed to have occurred in the event any of the following occurs with respect to the Bank.

               (a) the direct or indirect sale or exchange by the shareholders of the Bank of all or substantially all of the stock of the Bank where the shareholders of the Bank before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Bank after such sale or exchange;

               (b) a merger or consolidation where the shareholders of the Bank before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Bank after such merger or consolidation;

               (c) the sale, exchange, or transfer of all or substantially all of the assets of the Bank (other than a sale, exchange, or transfer to one
(1) or more subsidiary corporations (as defined in paragraph 1 above) of the
Bank); or

               (d)       a liquidation or dissolution of the Bank.

               In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), shall either assume the Bank's rights and obligations under outstanding Options or substitute options for the Acquiring Corporation's stock for such outstanding Options. In the event that the Acquiring Corporation elects not to assume or substitute for any outstanding Option in connection with the Transfer of Control, any unexercisable and/or unvested portion of such outstanding Option shall be immediately exercisable and fully vested as of the date thirty (30) days prior to the Transfer of Control. The exercise and/or vesting of any Option that is permissible solely by reason of this paragraph 11 shall be conditioned upon the consummation of the Transfer of Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control.

     12. PROVISION OF INFORMATION. Each Optionee shall be given access to information concerning the Bank equivalent to that information generally made available to the Bank's common shareholders.

     13. OPTIONS NON-TRANSFERABLE. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

     14. TERMINATION OR AMENDMENT OF PLAN OR OPTIONS. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan or any Option at any time; provided, however, that without the approval of the Bank's shareholders and the California Superintendent of Banks, there shall be (a) no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of paragraph 10 above), (b) no change in the class of persons eligible to receive Incentive Stock Options and (c) no expansion in the class of persons eligible to receive nonstatutory stock options. In addition to the foregoing, the approval of the Bank's shareholders shall be sought for any amendment to the Plan for which the Board deems shareholder approval necessary in order to comply with Rule 16b-3. In any event, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option.

               IN WITNESS WHEREOF, the undersigned Secretary of the Bank certifies that the foregoing Scripps Bank 1995 Stock Option Plan was duly adopted by the Board of Directors of the Bank on the 18th day of January, 1995.

                                   /s/ Robert L. Grandell
                                  ---------------------------
                                   Secretary

EXHIBIT A



                                  STANDARD FORM OF

                                    SCRIPPS BANK
                          INCENTIVE STOCK OPTION AGREEMENT

                                    SCRIPPS BANK

                          INCENTIVE STOCK OPTION AGREEMENT


     Scripps Bank granted to the individual named below an option to purchase certain shares of common stock of the Company in the manner and subject to the provisions of this Option Agreement.

     1.   DEFINITIONS:

          (a)       "Optionee" shall mean  _________________________.

          (b)       "Date of Option Grant" shall mean __________________.

          (c) "Number of Option Shares" shall mean _____________________ shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

          (d) "Exercise Price" shall mean $_____________ per share as adjusted from time to time pursuant to paragraph 9 below.

          (e)       "Initial Exercise Date" shall be the Initial Vesting Date.

          (f) "Initial Vesting Date" shall be the date occurring one (1) year after (check one):

                    _____   the Date of Option Grant.

                    _____   _____________________  (specify other date).

          (g)       Determination of "Vested Ratio":

                                        Vested Ratio
                                        ------------
     Prior to Initial Vesting Date            0

     On Initial Vesting Date,                1/5
     provided the Optionee is
     continuously employed by
     a Participating Company from
     the Date of Option Grant until
     the Initial Vesting Date


     Plus
     ----

     For each full year                      1/5
     of the Optionee's
     continuous employment by a
     Participating Company from the
     Initial Vesting Date

     In no event shall the Vested
     Ratio exceed 1/1.

          (h) "Option Term Date" shall mean the date ten (10) years after the Date of Option Grant.

          (i) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (j) "Company" shall mean Scripps Bank, a California corporation, and any successor corporation thereto.

          (k)       "Participating Company" shall mean (i) the Company and
(ii) any present or future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Code, respectively.

          (l) "Participating Company Group" shall mean at any point in time all corporations collectively which are then a Participating Company.

          (m)       "Plan" shall mean the Scripps Bank 1995 Stock Option Plan.

     2. STATUS OF THE OPTION. This Option is intended to be an incentive stock option as described in section 422 of the Code, but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with the Optionee's own tax advisors regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under section 422 of the Code, including, but not limited to, holding period requirements. (NOTE: If the aggregate Exercise Price of the Option (that is, the Exercise Price multiplied by the Number of Option Shares) plus the aggregate exercise price of any other incentive stock options held by the Optionee (whether granted pursuant to the Plan or any other stock option plan of the Participating Company Group) is greater than $100,000, the Optionee should contact the Chief Financial Officer of the Company to ascertain whether the entire Option qualifies as an incentive stock option.)

     3. ADMINISTRATION. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     4.   EXERCISE OF THE OPTION.

          (a) RIGHT TO EXERCISE. Except as provided in paragraph 4(f) below, the Option shall first become exercisable on the Initial Exercise Date. The Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 1 above less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares. In addition to the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the Company's shareholders in order for the Option to comply with the requirements of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall not be exercisable prior to such shareholder approval if the Optionee is subject to Section 16(b) of the Exchange Act, unless the Board, in its sole discretion, approves the exercise of the Option prior to such shareholder approval.

          (b) METHOD OF EXERCISE. The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, or by facsimile transmission to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by full payment of the Exercise Price for the number of shares being purchased.

          (c) PAYMENT OF EXERCISE PRICE. Payment of the Exercise Price for the number of shares for which the Option is being exercised shall be made
(i) in cash, by check, or cash equivalent, (ii) by Immediate Sales Proceeds, as defined below, or (iii) by any combination of the foregoing. "Immediate Sales Proceeds" shall mean the assignment in form acceptable to the Company of the proceeds of a sale of some or all of the shares acquired upon the exercise of the Option pursuant to a program and/or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System).
The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve any such program and/or procedure.

          (d) TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

          (e) CERTIFICATE REGISTRATION. The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

          (f) RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the
registration requirements of the Securities Act.   THE OPTIONEE IS CAUTIONED
THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Chief Financial Officer of the Company. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          (g) FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

     5. NON-TRANSFERABILITY OF THE OPTION. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and
distribution.   Following the death of the Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date of death, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

     6. TERMINATION OF THE OPTION. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of employment as described in paragraph 7 below, or (c) upon a Transfer of Control to the extent provided in paragraph 8 below.

     7.   TERMINATION OF EMPLOYMENT.

          (a) TERMINATION OF THE OPTION. Except as provided in this paragraph 7(a), the Option shall terminate and may not be exercised after the Optionee ceases to be an employee or director of the Participating Company Group.

                    (i) DEATH OR DISABILITY. If the Optionee ceases to be an employee or director of the Participating Company Group by reason of the Optionee's death or disability within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee or director, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve (12) months from the date on which the Optionee's employment or service as a director terminated, but in any event no later than the Option Term Date. The Optionee's employment or service as a director shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of employment or service as a director.

                    (ii) TERMINATION FOR CAUSE. If the Optionee ceases to be an employee or director of the Participating Company Group by reason of termination for cause, the Option shall terminate and cease to be exercisable on the effective date of such termination. "Termination for cause" shall mean discharge for (1) conviction of a felony, (2) any material act of fraud, dishonesty or other malfeasance, or (3) willful, improper disclosure of confidential information regarding a Participating Company.

                    (iii) OTHER TERMINATION. If the Optionee ceases to be an employee or director of the Participating Company Group for any reason except death, disability within the meaning of section 422(c) of the Code or termination for cause, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee or director, may be exercised by the Optionee within ninety (90) days after the date on which the Optionee's employment or service as a director terminated, but in any event no later than the Option Term Date.

          (b) EMPLOYEE AND TERMINATION OF EMPLOYMENT DEFINED. For purposes of this paragraph 7, the term "employee" shall mean any person, including officers and directors, employed by a Participating Company whether as an employee or director. For purposes of this paragraph 7, the Optionee's employment shall be deemed to have terminated either upon an actual termination of employment or upon the Optionee's employer ceasing to be a Participating

Company. The Optionee's employment shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee serves as an employee, provided that there is no interruption or termination of the Optionee's service as an employee. (THE OPTIONEE IS CAUTIONED THAT IF THE OPTION IS EXERCISED MORE THAN THREE (3) MONTHS AFTER THE DATE ON WHICH THE OPTIONEE'S EMPLOYMENT (OTHER THAN AS A DIRECTOR) IS TERMINATED, THE OPTION MAY CEASE TO BE AN INCENTIVE STOCK OPTION. THE OPTIONEE SHOULD CONSULT WITH THE OPTIONEE'S OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF ANY SUCH DELAYED EXERCISE.)

          (c) EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented by the provisions of paragraph 4(f) above, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisors as to the tax consequences to the Optionee of any such delayed exercise.

          (d) EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under
Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of employment, or
(iii) the Option Term Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisors as to the tax consequences to the Optionee of any such delayed exercise.

          (e) LEAVE OF ABSENCE. For purposes hereof, the Optionee's employment with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of determining the Optionee's Vested Ratio if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

     8. OWNERSHIP CHANGE AND TRANSFER OF CONTROL. An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

          (a) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company;

          (b)       a merger or consolidation in which the Company is a party;

          (c) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one
(1) or more subsidiary corporations (as defined in paragraph 1(k) above) of the Company); or

          (d)       a liquidation or dissolution of the Company.

          A "Transfer of Control" shall mean an Ownership Change described in
(a) or (b) above in which the shareholders of the Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction or in which the Company is not the surviving corporation or any Ownership Change described in (c) or (d) above.

          In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under this Option Agreement or substitute an option for the Acquiring Corporation's stock for the Option. In the event the Acquiring Corporation elects not to assume the Company's rights and obligations under this Option Agreement or substitute for the Option in connection with the Transfer of Control, any unexercisable and/or unvested portion of the Option shall be immediately exercisable and vested as of the date thirty (30) days prior to the date of the Transfer of Control. The exercise and/or vesting of any portion of the Option that was permissible solely by reason of this paragraph 8 shall be conditioned upon the consummation of the Transfer of Control. The Option shall terminate and cease to be outstanding effective as of the date of the Transfer of Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control.

     9. EFFECT OF CHANGE IN STOCK SUBJECT TO THE OPTION. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

     10. RIGHTS AS A SHAREHOLDER OR EMPLOYEE. The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above.

Nothing in the Option shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's employment at any time.

     11. NOTICE OF SALES UPON DISQUALIFYING DISPOSITION. The Optionee shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, the Optionee shall promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one (1) year from the date the Optionee exercises all or part of the Option or within two (2) years of the date of grant of the Option. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, the Optionee shall hold all shares acquired pursuant to the Option in the Optionee's name (and not in the name of any nominee) for the one-year period immediately after exercise of the Option and the two-year period immediately after grant of the Option. At any time during the one-year or two-year periods set forth above, the Company may place a legend or legends on any certificate or certificates representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence.

     12. BINDING EFFECT. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     13. TERMINATION OR AMENDMENT. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such amendment is required to enable the Option to qualify as an Incentive Stock Option.

     14. INTEGRATED AGREEMENT. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

     15. APPLICABLE LAW. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.


                                SCRIPPS BANK

                                By:

                                Title:


          The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.



Date:                                      -------------------------------

                                           -------------------------------


-------------------------------

                                     EXHIBIT B



                                  STANDARD FORM OF

                                    SCRIPPS BANK
                        NONSTATUTORY STOCK OPTION AGREEMENT

                                    SCRIPPS BANK

                         NONSTATUTORY STOCK OPTION AGREEMENT


     Scripps Bank granted to the individual named below an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Option Agreement.

     1.   DEFINITIONS:

          (a)  "Optionee" shall mean __________________________.

          (b)  "Date of Option Grant" shall mean __________________________.

          (c) "Number of Option Shares" shall mean ____________ shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

          (d) "Exercise Price" shall mean $___________ per share as adjusted from time to time pursuant to paragraph 9 below.

          (e)  "Initial Exercise Date" shall be the Initial Vesting Date.

          (f) "Initial Vesting Date" shall be the date occurring one (1) year after (check one):

               _______  the Date of Option Grant.

               _______  _________________  (specify other date).

           (g) Determination of "Vested Ratio":

                                                        Vested Ratio
                                                        ------------
     Prior to Initial Vesting Date                            0

     On Initial Vesting Date,                                 1/5
     provided the Optionee is
     continuously employed by
     a Participating Company from
     the Date of Option Grant until
     the Initial Vesting Date


     Plus
     ----

     For each full year                                       1/5
     of the Optionee's
     continuous employment by a
     Participating Company from the
     Initial Vesting Date

     In no event shall the Vested
     Ratio exceed 1/1.

          (h) "Option Term Date" shall mean the date ten (10) years after the Date of Option Grant.

          (i)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (j) "Company" shall mean Scripps Bank, a California corporation, and any successor corporation thereto.

          (k) "Participating Company" shall mean (i) the Company and (ii) any present or future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Code, respectively.

          (l) "Participating Company Group" shall mean at any point in time all corporations collectively which are then a Participating Company.

          (m)  "Plan" shall mean the Scripps Bank 1995 Stock Option Plan.

     2. STATUS OF THE OPTION. This Option is intended to be a nonstatutory stock option and shall not be treated as an incentive stock option as described in section 422(b) of the Code.

     3. ADMINISTRATION. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     4.   EXERCISE OF THE OPTION.

          (a) RIGHT TO EXERCISE. Except as provided in paragraph 4(f) below, the Option shall first become exercisable on the Initial Exercise Date. The Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 1 above less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares. In addition to the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the Company's shareholders in order for the Option to comply with the requirements of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall not be exercisable prior to such shareholder approval if the Optionee is subject to Section 16(b) of the Exchange Act, unless the Board, in its sole discretion, approves the exercise of the Option prior to such shareholder approval.

          (b) METHOD OF EXERCISE. The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, or by facsimile transmission to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by full payment of the Exercise Price for the number of shares being purchased.

          (c) PAYMENT OF EXERCISE PRICE. Payment of the Exercise Price for the number of shares for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by Immediate Sales Proceeds, as defined below, or (iii) by any combination of the foregoing. "Immediate Sales Proceeds" shall mean the assignment in form acceptable to the Company of the proceeds of a sale of some or all of the shares acquired upon the exercise of the Option pursuant to a program and/or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve any such program and/or procedure.

          (d) TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the

Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

          (e) CERTIFICATE REGISTRATION. The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

          (f) RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration
requirements of the Securities Act.   THE OPTIONEE IS CAUTIONED THAT THE OPTION
MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Chief Financial Officer of the Company. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          (g) FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

     5. NON-TRANSFERABILITY OF THE OPTION. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and
distribution.   Following the death of the Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date of death, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

     6. TERMINATION OF THE OPTION. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of employment as described in paragraph 7 below, or (c) upon a Transfer of Control to the extent provided in paragraph 8 below.

     7.   TERMINATION OF EMPLOYMENT.

          (a) TERMINATION OF THE OPTION. Except as provided in this paragraph 7(a), the Option shall terminate and may not be exercised after the Optionee ceases to be an employee or director of the Participating Company Group.

               (i) DEATH OR DISABILITY. If the Optionee ceases to be an employee or director of the Participating Company Group by reason of the Optionee's death or disability within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee or director, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve (12) months from the date on which the Optionee's employment or service as a director terminated, but in any event no later than the Option Term Date. The Optionee's employment or service as a director shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of employment or service as a director.

               (ii) TERMINATION FOR CAUSE. If the Optionee ceases to be an employee or director of the Participating Company Group by reason of termination for cause, the Option shall terminate and cease to be exercisable on the effective date of such termination. "Termination for cause" shall mean discharge for (1) conviction of a felony, (2) any material act of fraud, dishonesty or other malfeasance, or (3) willful, improper disclosure of confidential information regarding a Participating Company.

               (iii) OTHER TERMINATION. If the Optionee ceases to be an employee or director of the Participating Company Group for any reason except death, disability within the meaning of section 422(c) of the Code or termination for cause, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee or director, may be exercised by the Optionee within ninety (90) days after the date on which the Optionee's employment or service as a director terminated, but in any event no later than the Option Term Date.

          (b) EMPLOYEE AND TERMINATION OF EMPLOYMENT DEFINED. For purposes of this paragraph 7, the term "employee" shall mean any person, including officers and directors, employed by a Participating Company whether as an employee or director. For purposes of this paragraph 7, the Optionee's employment shall be deemed to have terminated either upon an actual termination of employment or service, or upon the Optionee's employer ceasing to be a Participating Company. The Optionee's employment shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee serves as an employee, provided that there is no interruption or termination of the Optionee's service as an employee.

          (c) EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented by the provisions of paragraph 4(f) above, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

          (d) EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of
(i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of employment, or (iii) the Option Term Date.

          (e) LEAVE OF ABSENCE. For purposes hereof, the Optionee's employment with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of determining the Optionee's Vested Ratio if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

     8. OWNERSHIP CHANGE AND TRANSFER OF CONTROL. An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

          (a) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company;

          (b)  a merger or consolidation in which the Company is a party;

          (c) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations (as defined in paragraph 1(k) above) of the Company); or

          (d)  a liquidation or dissolution of the Company.

          A "Transfer of Control" shall mean an Ownership Change described in
(a) or (b) above in which the shareholders of the Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction or in which the Company is not the surviving corporation or any Ownership Change described in (c) or (d) above.

          In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under this Option Agreement or substitute an option for the Acquiring Corporation's stock for the Option. In the event the Acquiring Corporation elects not to assume the Company's rights and obligations under this Option Agreement or substitute for the Option in connection with the Transfer of Control, any unexercisable and/or unvested portion of the Option shall be immediately exercisable and vested as of the date thirty (30) days prior to the date of the Transfer of Control. The exercise and/or vesting of any portion of the Option that was permissible solely by reason of this paragraph 8 shall be conditioned upon the consummation of the Transfer of Control. The Option shall terminate and cease to be outstanding effective as of the date of the Transfer of Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control.

     9. EFFECT OF CHANGE IN STOCK SUBJECT TO THE OPTION. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

     10. RIGHTS AS A SHAREHOLDER OR EMPLOYEE. The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's employment at any time.

     11. LEGENDS. The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this paragraph.

     12. BINDING EFFECT. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     13. TERMINATION OR AMENDMENT. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

     14. INTEGRATED AGREEMENT. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

     15. APPLICABLE LAW. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.


                                       SCRIPPS BANK


                                       By:
                                             -------------------------------

                                       Title:
                                             -------------------------------





                                             -------------------------------

                                             -------------------------------

     The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.



Date:
      -------------------------------           -------------------------------